UNCONDITIONAL GUARANTY
================================================================================

     FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Florida (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer; (collectively, the "Loan Agreement"); (b) any "Additional Agreements", as that term is defined in the Loan Agreements; and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreements or any Additional Agreements (collectively, the "Guaranteed
Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, ULTRASOUND TECHNICAL SERVICES, INC. D/B/A ULTRASOUND DIAGNOSTIC SCHOOLS, a corporation organized and existing under the laws of the State of New York ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

     This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreements, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

     The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

     No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

     So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

     MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under any of the Loan Agreements or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

     Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

     No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

     This Guaranty shall be governed by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Guaranty in any jurisdiction and venue permitted by applicable law: (I) Guarantor agrees that this Guaranty may at the option of MLBFS be enforced by MLBFS in either the State of Illinois or in any other jurisdiction where guarantor, customer or any collateral for the obligations of customer may be located, (ii) guarantor irrevocably submits itself to jurisdiction in the state of illinois and venue in any state or federal court in the county of cook for such purposes, and (iii) guarantor waives any and all rights to contest said jurisdiction and venue and the convenience of any such forum and any and all rights to remove such action from state to federal court. Guarantor further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and guarantor hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with this guaranty and/or any of the transactions which are the subject matter of this guaranty. Guarantor further waives the right to bring any non-compulsory counterclaims. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of March 21, 2001.

ULTRASOUND TECHNICAL SERVICES, INC. D/B/A ULTRASOUND DIAGNOSTIC SCHOOLS


By: ___________________________________________________________________________
                  Signature (1)                      Signature (2)

-------------------------------------------------------------------------------
                  Printed Name                       Printed Name

-------------------------------------------------------------------------------
                  Title                              Title

Address of Guarantor:
            4400 Biscayne Blvd, 6th Floor
            Miami, FL 33137

                             SECRETARY'S CERTIFICATE
================================================================================

                            (Guaranty by Corporation)

     The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of ULTRASOUND TECHNICAL SERVICES, INC. D/B/A ULTRASOUND DIAGNOSTIC SCHOOLS, a corporation duly organized, validly existing and in good standing under the laws of the State of New York; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of
Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

     "RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

     "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and
(iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

     "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

     The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         -----------------: ----------------------------------------------------
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

(Corporate Seal)                    ____________________________________________
                                            Secretary

                  Printed Name:     ____________________________________________

                             UNCONDITIONAL GUARANTY
================================================================================

     FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Florida (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer; (collectively, the "Loan Agreement"); (b) any "Additional Agreements", as that term is defined in the Loan Agreements; and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreements or any Additional Agreements (collectively, the "Guaranteed
Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, SANFORD BROWN COLLEGE, INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents,
(ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

     This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreements, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

     The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

     No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

     So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

     MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under any of the Loan Agreements or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

     Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

     No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

     This Guaranty shall be governed by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Guaranty in any jurisdiction and venue permitted by applicable law: (I) Guarantor agrees that this Guaranty may at the option of MLBFS be enforced by MLBFS in either the State of Illinois or in any other jurisdiction where guarantor, customer or any collateral for the obligations of customer may be located, (ii) guarantor irrevocably submits itself to jurisdiction in the state of illinois and venue in any state or federal court in the county of cook for such purposes, and (iii) guarantor waives any and all rights to contest said jurisdiction and venue and the convenience of any such forum and any and all rights to remove such action from state to federal court. Guarantor further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and guarantor hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with this guaranty and/or any of the transactions which are the subject matter of this guaranty. Guarantor further waives the right to bring any non-compulsory counterclaims. Wherever possible each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of March 21, 2001.

SANFORD BROWN COLLEGE, INC.


By: ____________________________________________________________________________
                  Signature (2)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Address of Guarantor:
            520 E. 19th Avenue
            North Kansas, MO 64116

                             SECRETARY'S CERTIFICATE
===============================================================================

================================================================================
                            (Guaranty by Corporation)

     The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of SANFORD BROWN COLLEGE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

     "RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

     "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and
(iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

     "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

     The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         -----------------: ----------------------------------------------------
         Additional Title

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

(Corporate Seal)                    ____________________________________________
                                            Secretary

                  Printed Name:     ____________________________________________

                             UNCONDITIONAL GUARANTY
================================================================================

     FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Florida (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer, (collectively, the "Loan Agreement"); (b) any "Additional Agreements", as that term is defined in the Loan Agreements; and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreements or any Additional Agreements (collectively, the "Guaranteed
Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, COLORADO TECHNICAL UNIVERSITY, INC. D/B/A COLORADO TECHNICAL UNIVERSITY, a corporation organized and existing under the laws of the State of Colorado ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

     This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreements, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

     The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

     No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

     So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

     MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

     Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

     No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

     This Guaranty shall be governed by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Guaranty in any jurisdiction and venue permitted by applicable law: (i) Guarantor agrees that this Guaranty may at the option of MLBFS be enforced by MLBFS in either the State of Illinois or in any other jurisdiction where guarantor, customer or any collateral for the obligations of customer may be located, (ii) guarantor irrevocably submits itself to jurisdiction in the state of illinois and venue in any state or federal court in the county of cook for such purposes, and (iii) guarantor waives any and all rights to contest said jurisdiction and venue and the convenience of any such forum and any and all rights to remove such action from state to federal court. Guarantor further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and guarantor hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with this guaranty and/or any of the transactions which are the subject matter of this guaranty. Guarantor further waives the right to bring any non-compulsory counterclaims. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of March 21, 2001.

COLORADO TECHNICAL UNIVERSITY, INC. D/B/A COLORADO TECHNICAL UNIVERSITY


By: ____________________________________________________________________________
                  Signature (3)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Address of Guarantor:
             4435 N. Chestnut Street
            Colorado Springs, CO 80907

                             SECRETARY'S CERTIFICATE
================================================================================

                            (Guaranty by Corporation)

     The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of COLORADO TECHNICAL UNIVERSITY, INC. D/B/A COLORADO TECHNICAL UNIVERSITY, a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of
Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

     "RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

     "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and
(iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

     "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

     The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         -----------------: ----------------------------------------------------
         Additional Title

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

(Corporate Seal)                    ____________________________________________
                                            Secretary

                  Printed Name:     ____________________________________________

                             UNCONDITIONAL GUARANTY
================================================================================

     FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION, a corporation organized and existing under the laws of the State of Florida (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain TERM LOAN AND SECURITY AGREEMENT No. 0103551501 between MLBFS and Customer; (collectively, the "Loan Agreement"); (b) any "Additional Agreements", as that term is defined in the Loan Agreements; and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreements or any Additional Agreements (collectively, the "Guaranteed
Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, CTU CORPORATION F/K/A M.D.J.B. INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

     This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under any of the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Loan Agreements, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

     The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

     No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

     So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

     MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under any of the Loan Agreements or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Uniform Commercial Code.

     Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

     No delay on the part of MLBFS in the exercise of any right or remedy under any of the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

     This Guaranty shall be governed by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Guaranty in any jurisdiction and venue permitted by applicable law: (I) Guarantor agrees that this Guaranty may at the option of MLBFS be enforced by MLBFS in either the State of Illinois or in any other jurisdiction where GUARANTOR, Customer or any collateral for the Obligations OF CUSTOMER may be located, (ii) GUARANTOR IRREVOCABLY SUBMITS ITSELF to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and (iii) GUARANTOR waives any and all rights to contest said jurisdiction and venue AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. guarantor further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and guarantor hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with THIS GUARANTY and/or any of the transactions which are the subject matter of this GUARANTY. gUARANTOR FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of March 21, 2001.

CTU CORPORATION F/K/A M.D.J.B. INC.


By: ____________________________________________________________________________
                  Signature (4)                      Signature (2)

--------------------------------------------------------------------------------
                  Printed Name                       Printed Name

--------------------------------------------------------------------------------
                  Title                              Title

Address of Guarantor:
             4435 N. Chestnut Street
            Colorado Springs, CO 80907

                             SECRETARY'S CERTIFICATE
================================================================================

                            (Guaranty by Corporation)

     The undersigned hereby certifies to Merrill Lynch Business Financial Services Inc. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of CTU CORPORATION F/K/A M.D.J.B. INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of ____________________, 2001 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

     "RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of WHITMAN EDUCATION GROUP, INC. D/B/A WHITMAN EDUCATION GROUP AND F/K/A WHITMAN MEDICAL CORPORATION ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

     "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and
(iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

     "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

     The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President: ____________________________________________________________

         Vice President: _______________________________________________________

         Treasurer: ____________________________________________________________

         Secretary:_____________________________________________________________

         -----------------: ----------------------------------------------------
         Additional Title

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2001.

(Corporate Seal)                    ____________________________________________
                                            Secretary

                  Printed Name:     ____________________________________________